UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 19, 2005

nSTOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12895	95-2094565

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Corte Del Cedro, Carlsbad California	92009

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(760) 683-2500

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)        On July 19, 2005, E. Donald Shapiro, a member of the Board of Directors of nStor Technologies, Inc. (the “Company”), informed the Company of his decision to resign from the Company’s Board of Directors effective as of such date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nSTOR TECHNOLOGIES, INC.
(Registrant)

Date: July 20, 2005	By:	/s/ Jack Jaiven

Jack Jaiven
Interim Chief Financial Officer, Vice President and Treasurer